Exhibit 10.1
                      ASSIGNMENT AND MODIFICATION AGREEMENT
                               dated June 26, 1996


                  This ASSIGNMENT AND MODIFICATION AGREEMENT, dated June 26, 1996, among BT OFFICE PRODUCTS INTERNATIONAL, INC., a Delaware corporation ("BTOPI"), KNP BT ANTILLIANA N.V., a Netherlands Antilles joint stock company ("Antilliana"), and KNP BT FINANCE (USA), INC., a Delaware corporation ("BT Finance").


                               W I T N E S S E T H


                  WHEREAS, BTOPI and Antilliana have entered into the Credit Agreement dated as of June 15, 1995 (the "Credit Agreement"; capitalized terms used herein and not otherwise defined having the meanings ascribed thereto in the Credit Agreement) pursuant to which Antilliana has agreed to make Loans, or to cause the European Lender to make Loans, to one or more of the Borrowers in accordance with the terms thereof in an aggregate amount not in excess of $200,000,000;

                  WHEREAS, it is proposed that BT Finance will become a party to the Credit Agreement for the purpose of making the Loans to those Borrowers that are organized in the United States ("U.S. Borrowers"), in an aggregate amount not in excess of $155,000,000, with Antilliana continuing to make, or to cause the European Lender to make, Loans to those Borrowers that are organized in European countries ("European Borrowers"), in an aggregate amount not in excess of $45,000,000;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Antilliana hereby sells and assigns to BT Finance, and BT Finance hereby purchases and assumes from Antilliana, all of Antilliana's rights in, and all of Antilliana's obligations and commitments in respect of, Loans (whether or not outstanding on the date hereof) to the U.S. Borrowers. From and after the date hereof, Antilliana shall be released from any obligation to make Loans to U.S. Borrowers.

                     2. The purchase price for the outstanding Loans assigned to BT Finance pursuant to paragraph 1 hereof, which shall be payable promptly



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following the execution and delivery hereof,  shall be the sum of (a) the unpaid principal amount thereof, (b) interest thereon accrued to but excluding the date of payment of such purchase price and (c) any and all other amounts due and unpaid in respect of such Loans as of such date of payment. Upon payment in full of such purchase price, BT Finance shall be entitled to receive all amounts payable by the U.S. Borrowers in respect of such Loans, whether principal, interest, fees or other amounts payable pursuant to the Credit Agreement in respect of such Loans.

                  3. From and after the date hereof, the aggregate principal amount of Loans outstanding at any time shall not exceed, in the case of Loans to U.S. Borrowers, $155,000,000 and, in the case of Loans to European Borrowers, $45,000,000.

                  4. From and after the date hereof, all references in the Credit Agreement to "Lender" shall mean Antilliana and/or BT Finance, as the context may require. For purposes of Section 7.08 of the Credit Agreement, the rights and obligations of BT Finance and the U.S. Borrowers shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles). For purposes of Section 7.09 of the Credit Agreement, any judicial proceeding against a U.S. Borrower of the type referred to in such Section may also be brought in any court of competent jurisdiction in New York City, New York and any judicial proceeding against BT Finance of the type referred to in such Section shall be brought only in a court located in New York City, New York. Except as modified hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  5. This Agreement shall be construed in accordance with and governed by the laws of the Netherlands Antilles (without giving effect to its choice of law principles).

                  6. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

                  7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.




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                  IN WITNESS WHEREOF,  the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

                             BT OFFICE PRODUCTS INTERNATIONAL, INC.


                             By:/s/ John J. McKiernan
                                ______________________________________________
                                  Name:  John J. McKiernan
                                  Title: Vice President - Finance and
                                         Administration, Chief Financial
                                         Officer, and Secretary


                             KNP BT ANTILLIANA N.V.


                             By:/s/ E.J. Halabi        /s/  R.M. van Arendonk
                                ______________________________________________
                                  Name:  E.J. Halabi   Name:  R.M. van Arendonk
                                  Title: Managing      Title: Office Manager
                                         Director

                             KNP BT FINANCE (USA), INC.


                             By:/s/ Andre W.M. Zwetsloot
                                ______________________________________________
                                  Name:  Andre W.M. Zwetsloot
                                  Title: President



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